                                                                   Exhibit 10.21


--------------------------------------------------------------------------------
Grant of Stock Options                            BORLAND SOFTWARE CORPORATION
and Option Agreement                              ID: 94-2895440
                                                  100 Enterprise Way
                                                  Scotts Valley, CA 95066

--------------------------------------------------------------------------------

Dale L. Fuller                Option Number:                016822
[Address intentionally        Plan:                         97
omitted.]
                              ID:                           4168

--------------------------------------------------------------------------------

Effective 12/29/2000, you have been granted a Non-Qualified Stock Option to buy 1,000,000 shares of BORLAND SOFTWARE CORPORATION (the Company) common stock at $5.5312 per share.

The total option price of the shares granted is $5,531,200 ($5.5312 per share).

Shares will become fully vested on a daily basis over a two year period from the date of grant.

     Shares              Vest Type           Full Vest               Expiration
   ----------           -----------         ------------            ------------
    1,000,000              Daily             12/29/2002              12/29/2010







--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's 1997 Stock Option Plan as amended and the Option Agreement and Stock Purchase Agreement, all of which are attached and made a part of this document.

--------------------------------------------------------------------------------

BORLAND SOFTWARE CORPORATION

 /s/  Frederick A. Ball                            Dated as of December 29, 2000
---------------------------------------------      -----------------------------
Name: Frederick A. Ball
---------------------------------------------
Title: Senior Vice President and Chief
       Financial Officer
---------------------------------------------

 /s/   Dale L. Fuller                              Dated as of December 29, 2000
---------------------------------------------      -----------------------------
Dale L. Fuller

                          BORLAND SOFTWARE CORPORATION
                       NONSTATUTORY STOCK OPTION AGREEMENT

                         (100% ACCELERATION OF VESTING)

     The Company has granted to the individual (the "Optionee") named in the Notice of Grant of Stock Options (the "Notice") to which this Nonstatutory Stock Option Agreement is attached an option to purchase certain shares of Stock upon the terms and conditions set forth in this Option Agreement (the "Option") and the Notice. The Option has been granted pursuant to the Borland Software Corporation 1997 Stock Option Plan (the "Plan"). By signing the Notice, the Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Stock Purchase Agreement and accepts the Option subject to all of the terms and provisions of such agreements. The Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

     1.   Definitions and Construction.
          -----------------------------

          1.1 Definitions. A capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) "Constructive Termination" shall have the meaning ascribed to such term in the Optionee's employment agreement with the Company dated December 29, 2000.

               (b) "Date of Option Grant" means the effective date of grant as set forth in the Notice.

               (c) "Exercise Price" means the purchase price per share of Stock as set forth in the Notice and as adjusted from time to time pursuant to Section
4.2 of the Plan.

               (d) "Number of Option Shares" means the total number of shares of Stock subject to the Option as set forth in the Notice and as adjusted from time to time pursuant to Section 4.2 of the Plan.

               (e) "Option Expiration Date" means the date ten (10) years after the Date of Option Grant.

               (f) "Stock Purchase Agreement" means the stock purchase agreement (including all Exhibits thereto) by and between the Optionee and the Company, a form of which is annexed hereto.

               (g) "Vested Shares" means that portion of the Number of Option Shares which have vested in accordance with the vesting schedule set forth in the Notice. Provided that the Optionee's Service has not terminated prior to the relevant date, the shares will become Vested Shares in substantially equal installments on a daily basis as set forth in the Notice, with the last such installment vesting on the "Full Vest" date set forth in the Notice.

          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     2.   Tax Status of Option.
          --------------------

          This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.


     3.   Administration.
          --------------

          All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   Exercise of the Option.
          ----------------------

          4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be immediately and fully exercisable prior to the termination of the Option (as provided in Section 6) in an amount equal to the Number of Option Shares, less the number of shares previously acquired upon exercise of the Option. Notwithstanding the foregoing, the Option may not be exercised as to less than ten (10) shares at any one time or, if less, the number of shares then remaining exercisable pursuant to the Option. Subject to Section 4.2 of the Plan, in no event shall the Option be exercisable for more shares than the Number of Option Shares. As a condition to exercising this Option for any Number of Option Shares that have not become Vested Shares, the Optionee shall execute a Stock Purchase Agreement.

          4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and the tax withholding obligations, if any, as provided in Section 4.4. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and tax withholding obligations, if any.

          4.3  Payment of Exercise Price.

               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

               (b) Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               (c) Cashless Exercise. A "Cashless Exercise" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

          4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or
(iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares. If the Company deducts shares of Stock otherwise payable to the Optionee in respect of the Participating Company Group's tax withholding obligation, the Company shall deduct shares with an aggregate Fair Market Value not in excess of the minimum amount of tax required to be withheld.

          4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5.   Nontransferability of the Option.
          ---------------------------------

          The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     6.   Termination of the Option.
          --------------------------

          The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in the Plan.

     7.   Effect of Termination of Service.
          ---------------------------------

          7.1  Option Exercisability.

          (a) Disability. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, all shares subject to the Option become Vested Shares, and the Option, to the extent unexercised, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twenty-four (24) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

          (b) Death. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, all shares subject to the Option become Vested Shares, and the Option, to the extent unexercised, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twenty-four (24) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

          (c) Termination by Optionee by reason of a Constructive Termination or Termination by Company other than for Cause. If the Optionee's Service with the Participating Company Group is terminated by the Optionee by reason of a Constructive Termination or by the Participating Company Group other than for Cause, all shares subject to the Option become vested Shares, and the Option to the extent unexercised, may be exercised by the Optionee at any time prior to the expiration of twenty-four (24) months after the date on which the Optionee's Service so terminated, but in any event no later than the Option Expiration Date.

          (d) Other Termination of Service. If the Optionee's Service with the Participating Company Group is terminated by the Participating Company Group for Cause or is terminated by the Optionee other than by reason of a Constructive Termination, the Option, to the extent unexercised, and to the extent that the Option represents Vested Shares, may be exercised by the Optionee at any time prior to the expiration of twenty-four (24) months after the date on which the Optionee's Service so terminated, but in any event no later than the Option Expiration Date.

          7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          7.3 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section
7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

     8.   Change in Control.
          ------------------

          In the event of a Change in Control, any shares subject to the Option shall become Vested Shares as of the date ten (10) days prior to the date of the Change in Control and may be exercised within such ten (10) day period. Any vesting of the Option that was permissible solely by reason of this Section 8 shall be conditioned upon the consummation of the Change in Control. If the Option is not exercised prior to the Change in Control, it shall be subject to
Section 9.2 of the Plan.

     9.   Rights as a Stockholder, Employee or Consultant.
          ------------------------------------------------

          The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2 of the Plan. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee, whether an Employee or Consultant, any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

     10.  Legends.
          --------

          The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement and the Stock Purchase Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

     11.  Binding Effect.
          ---------------

          Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     12.  Termination or Amendment.
          -------------------------

          The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in the Plan in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective except by a written agreement executed by the party to be charged with the amendment.

     13.  Notices.
          --------

          Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address of such party as set forth in the Notice or at such other address as such party may designate in writing from time to time to the other party.

     14.  Integrated Agreement.
          ---------------------

          This Stock Option Agreement and Notice together with the Optionee's change in control agreement and the Stock Purchase Agreement supersede all prior agreements, arrangements and understandings between the Optionee and the Participating Company Group, written and oral, with respect to the grant of Options to the Optionee hereunder and these documents and the Plan constitute a complete and exclusive statement of terms of the agreement between the Optionee and Participating Company Group with respect to the subject matter hereof. To the extent contemplated herein, the provisions of this Stock Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     15.  Applicable Law.
          ---------------

          This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

     16.  Dispute Resolution.
          -------------------

          In the event of any dispute or claim relating to or arising out of Optionee's employment relationship with the Company, this agreement, or the termination of Optionee's employment relationship with the Company for any reason (including, but not limited to, any claims for compensation, benefits, stock or stock options, wrongful termination, breach of contract, fraud or age, sex, race, disability or other discrimination or harassment), Optionee and the Company agree that all such disputes will be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association in Santa Clara County, California under its then-applicable employment dispute resolution rules. Optionee and the Company hereby knowingly and willingly waive your respective rights to have such disputes or claims tried by a judge or jury. Provided, however, that this arbitration provision will not apply to any claims for injunctive relief by Optionee or the Company.

                                    EXHIBIT A
                                    ---------

                            STOCK PURCHASE AGREEMENT
                                      UNDER
                          BORLAND SOFTWARE CORPORATION
                             1997 STOCK OPTION PLAN

          THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made by and between Dale L. Fuller ("Purchaser") and Borland Software Corporation, a Delaware corporation (the "Company"), as of __________.

          Pursuant to the exercise of the option (the "Option") granted to Purchaser under the Company's 1997 Stock Option Plan (the "Plan") and pursuant to the Option Agreement dated ____________, 2001 by and between the Company and Purchaser with respect to such grant, which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase ________ shares, par value $0.01 per share, of the Company's Common Stock ("Shares"), which have not become vested under the vesting schedule set forth in the Option Agreement (the "Unvested Shares").

          As required by the Option Agreement, as a condition to Purchaser's election to exercise the Option for Unvested Shares, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to the Unvested Shares acquired upon exercise of the Option.

          Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan and/or the Option Agreement.

1.        Repurchase Right.
          ----------------

          (a) If Purchaser's employment or service with the Company is terminated by the Company for Cause or voluntarily terminated by the Purchaser other than by reason of a Constructive Termination (as defined in the Purchaser's employment agreement with the Company dated ________________, 2001), the Company shall have the right, but not the obligation, to purchase from Purchaser, or Purchaser's personal representative, as the case may be, any or all of the Purchaser's Unvested Shares that have not become vested pursuant to the Option Agreement as of the date the Purchaser's employment or service with the Company terminates (the "Termination Date"), at the Exercise Price (the "Repurchase Right") and otherwise in accordance with the terms set forth below. The Company may exercise its Repurchase Right by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within sixty (60) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's then principal executive offices. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor. At the Company's option and to the extent permitted by applicable law, all or any portion of such purchase price may be paid by canceling indebtedness represented by any note or notes issued by Purchaser to the Company.

          (b) If the Company does not elect to exercise the Repurchase Right conferred above by giving the requisite notice within sixty (60) days following the Termination Date, the Repurchase Right shall terminate.

          (c) The Repurchase Right shall terminate in accordance with the vesting schedule set forth in the Purchaser's Option Agreement.

2.   Transfer of the Unvested Shares upon Repurchase; Escrow.
     -------------------------------------------------------

          (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to take such steps as may be necessary to cause the transfer of the Unvested Shares as to which the Repurchase Right has been exercised from Purchaser to the Company.

          (b) To ensure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Right under
Section 1, Purchaser hereby appoints the Secretary of the Company, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Right and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-1. The Unvested Shares and
                                      -----------
stock assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit A-2 hereto,
                                                             -----------
until the Company exercises its Repurchase Right, until such Unvested Shares are vested, or until such time as this Agreement is no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-3. Upon vesting of the Unvested Shares
                             -----------
pursuant to the vesting schedule set forth in the Option Agreement, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided that the escrow agent shall nevertheless retain such certificate or certificates if so required pursuant to other restrictions imposed pursuant to this Agreement or, in the event that the Restricted Shares were purchased with a loan from the Company, until such loan or portion thereof has been satisfied.

          (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares or Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Any purported transfer or sale of the Unvested Shares shall be subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Unvested Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

3.  Ownership, Voting Rights, Duties.  This Agreement shall not affect in any
    --------------------------------
way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.  Legends.  The share certificate or certificates evidencing the Unvested
    -------
Shares issued hereunder may, at the Company's option, be endorsed with the following legend (in addition to any other legend or legends required under applicable federal and state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

5.  Adjustment for Stock Split.  All references to the number of Unvested Shares
    --------------------------
and the purchase price of the Unvested Shares in this Agreement shall be appropriately adjusted in accordance with Section 4.2 of the Plan.

6.  Notices.  All notices and other communications under this Agreement shall be
    -------
in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

     If to Company:          Borland Software Corporation
                             100 Enterprise Way
                             Scotts Valley, CA 95066-3249
                             Facsimile:  831-431-4171
                             Attn:  Corporate Secretary
     If to the Purchaser:    Dale L. Fuller
                             [Address]
                             Facsimile:

Either party hereto may change such party's address for notices by notice duly given pursuant hereto.

7.   Survival of Terms.  This Agreement shall apply to and bind Purchaser and
     -----------------
the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8.  Section 83(b) Election.  Purchaser hereby acknowledges that he has been
    ----------------------
informed that, with respect to the exercise of the Option for Unvested Shares, an election may be filed by the Purchaser with the United States Internal Revenue Service, within 30 days
                                                                  --------------
of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the Option Exercise Price and Fair Market Value of the Unvested Shares on the date of purchase. A form of such election is attached hereto as Exhibit B-4.
                                            -----------

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

9.   Representations.  Purchaser has reviewed with his own tax advisors the
     ---------------
Federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for any tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10.  Governing Law.  This Agreement shall be governed by the internal
     -------------
substantive laws, but not the choice or conflicts of law rules, of the State of California. The Purchaser and the Company hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement.

11.  Incorporation of Plan and Option Agreement.  The Plan and the Optionc
     ------------------------------------------
Agreement are hereby incorporated by reference and made a part hereof.

12.  Amendments. This Agreement may only be modified, amended, canceled or
     ----------
discharged in writing signed by the Purchaser and the Company's General Counsel, the Chairman of the Company (provided Executive is not Chairman) or a member of the Compensation Committee.

13.  Agreement Not a Contract of Employment.  Neither this Agreement nor any
     --------------------------------------
other action taken pursuant to this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Purchaser has a right to continue to provide services as an officer, director, employee, consultant or advisor of the Company or any affiliate of the Company for any period of time or at any specific rate of compensation.

14.  Authority of the Board.  The Board shall have full authority to interpret
     ----------------------
and construe the terms of this Agreement. The determination of the Board as to any such matter of interpretation or construction shall be final, binding and conclusive.

     Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.


PURCHASER:                                   BORLAND SOFTWARE CORPORATION

____________________________                 _______________________________
Signature                                    By
____________________________                 _______________________________
Print Name                                   Title

____________________________
Social Security Number

____________________________

____________________________
Residence Address

                                   EXHIBIT A-1
                                   -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------


     FOR VALUE RECEIVED, _________________ (the "Purchaser") hereby sells, assigns and transfers unto Borland Software Corporation, a Delaware corporation (the "Company"), (__________) shares of Company's common stock, $0.01 par value (the "Shares"), standing in his name on the books of said corporation represented by Certificate No. ____ herewith and does hereby irrevocably constitute and appoint the Secretary of the Company to transfer the said stock on the books of the Company with full power of substitution in the premises.

     This Assignment Separate from Certificate may be used only in accordance with the Stock Purchase Agreement (the "Agreement") of the Company and the undersigned dated __________, ____.


Dated:_______________, ____  Signature:____________________________










INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Assignment Separate from Certificate is to enable the Company to exercise its "Repurchase Right," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser. This Assignment Separate from Certificate must be delivered to the Company with the above Certificate No. _____.

                                   EXHIBIT A-2
                                   -----------

                            JOINT ESCROW INSTRUCTIONS
                            -------------------------


                                                            __________, 2001

Borland Software Corporation
100 Enterprise Way
Scotts Valley, CA 95066-3249
Attention:  Corporate Secretary

Dear _______________:

     As Escrow Agent for both Borland Software Corporation, a Delaware corporation (the "Company"), and Dale L. Fuller ("Purchaser") of the Company's common stock, $0.01 par value per share (the "Shares") you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement between the Company and Purchaser, dated _____________ (the "Agreement"), in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's Repurchase Right set forth in the Agreement (the "Repurchase Right"), the Company shall give to Purchaser and to you a written notice specifying the number of Shares to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the Assignment Separate From Certificate necessary for the transfer in question, (b) to fill in the number of Shares being transferred, and (c) to deliver same, together with the certificate evidencing the Shares to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price for the number of Shares purchased pursuant to the exercise of the Company's Repurchase Right.

3. Purchaser hereby irrevocably authorizes the Company to deposit with you any certificates evidencing the Shares to be held by you hereunder and any additions and substitutions to said Shares as set forth in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated, including but not limited to, the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the Shares. Subject to the provisions of this
     Section 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is being held by you.

4. Upon written request of the Purchaser, unless the Company's Repurchase Right has been exercised, you will deliver to Purchaser a certificate or certificates representing the aggregate number of Shares that are not then subject to the Company's Repurchase Right. Within 120 days after Purchaser's termination of employment or service with the Company, you will deliver to Purchaser, or Purchaser's representative, as the case may be, a certificate or certificates representing the aggregate number of Shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Right.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary and proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.  Notices.  All notices and other communications under this Joint Escrow
     -------
     Instructions shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below at the following addresses or at such other addresses as a party may designate by ten day's advance written notice to each of the other parties hereto:

     If to Company:        Borland Software Corporation
                           100 Enterprise Way
                           Scotts Valley, CA 95066-3249
                           Facsimile: 831-431-4171
                           Attn: Corporate Secretary

     If to the Purchaser:  Dale L. Fuller
                           [Address]__________________________
                           Facsimile:_________________________

     If to the Escrow Agent:  Borland Software Corporation
                              100 Enterprise Way
                              Scotts Valley, CA 95066-3249
                              Facsimile: 831-431-4171
                              Attn: Corporate Secretary

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice or conflicts of law rules, of the State of Delaware.


PURCHASER:                        BORLAND SOFTWARE CORPORATION


____________________________      ________________________________
Signature                         By

____________________________      ________________________________
Print Name                        Title

____________________________

____________________________
Residence Address


ESCROW AGENT

____________________________
Corporate Secretary

                                   EXHIBIT A-3
                                   -----------

                                CONSENT OF SPOUSE
                                -----------------


     I, _______________, spouse of Dale L. Fuller, have read and hereby approve the Stock Purchase Agreement by and between Dale L. Fuller and Borland Software Corporation (the "Company"), dated ____________ (the "Agreement"). In consideration of the granting of the right to my spouse to purchase shares, $0.01 par value per share ("Shares"), as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any Shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:_______________, 2001               Signature:______________________

                                   EXHIBIT A-4
                                   -----------
                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the United States Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:___________________________________________________

     NAME OF SPOUSE:_____________________________________________________

     ADDRESS:____________________________________________________________

     IDENTIFICATION NO. OF TAXPAYER:_____________________________________

     IDENTIFICATION NUMBER OF SPOUSE:____________________________________

     TAXABLE YEAR:_______________________________________________________

2. The property with respect to which the election is made is described as follows: _______ shares (the "Shares") of the Common Stock of Borland Software Corporation (the "Company").

3.   The date on which the property was transferred : ________________, 20__.

4.   The property is subject to the following restrictions:

     The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ ______________.

6.   The amount (if any) paid for such property is:  $ ______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------


Dated: _________________, 2001         ________________________________
                                       Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated: _________________, 2001         ________________________________
                                       Spouse of Taxpayer